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Exhibit 10.20


                                         5301 N. Federal Hwy, Suite 120
                                             Boca Raton, FL USA 33487
                                    561.989.9171 Phone - 561.989.9206 Facsimile
                                                   www.cdii.net


September 1, 2006

Xuelian Bian
Chairman
Linkwell Corporation
476 Hutai Branch Road
Baoshan District
Shanghai 200436, China


Dear Mr. Bian:

Please accept this letter as proof of our mutual understanding related to our Consulting and Management Agreement dated August 24, 2005. This letter shall serve as our agreement to extend the term as per Section 2. of the agreement through December 31, 2006.t




Mutually agreed upon by both parties on September 1, 2006.



CHINA DIRECT INVESTMENTS, INC.




 /s/ Marc Siegel
------------------
Marc Siegel
President



LINKWELL CORPORATION




/s/ Xue Lian Bian
----------------------
Xue Lian Bian
Chief Executive Officer
President &
Principal Financial Accounting Officer
Chairman of the Board of Directors